     As filed with the Securities and Exchange Commission on July 23, 1998
                                                     Registration No. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                   --------------


                                      FORM S-8
                               REGISTRATION STATEMENT
                                       UNDER
                             THE SECURITIES ACT OF 1933

                                   --------------

                          INHALE THERAPEUTIC SYSTEMS, INC.
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)

Delaware                                                              94-3134940
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                                150 INDUSTRIAL ROAD
                            SAN CARLOS, CALIFORNIA 94070
                                   (650) 631-3100
           ------------------------------------------------------------
           (Address and telephone number of principal executive offices)


                             1994 EQUITY INCENTIVE PLAN


           ------------------------------------------------------------
                             (Full title of the plans)

                                  ROBERT B. CHESS
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          INHALE THERAPEUTIC SYSTEMS, INC.
                                150 INDUSTRIAL ROAD
                            SAN CARLOS, CALIFORNIA 94070
                                   (650) 631-3100

           ------------------------------------------------------------
             (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)

                                   --------------

                                     COPIES TO:

                               MARK P. TANOURY, ESQ.
                                 COOLEY GODWARD LLP
                      3000 SAND HILL ROAD, BLDG. 3, SUITE 230
                            MENLO PARK, CALIFORNIA 94025
                                   (650) 843-5000
                                   --------------
                                                    Total Number of Pages:
                                                    Exhibit Index at Page:

                          CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------
                                                                PROPOSED
                                           PROPOSED              MAXIMUM
  TITLE OF SECURITIES  AMOUNT TO BE     MAXIMUM OFFERING   AGGREGATE OFFERING      AMOUNT OF
   TO BE REGISTERED     REGISTERED    PRICE PER SHARE (1)       PRICE (1)       REGISTRATION FEE
-----------------------------------------------------------------------------------------------
   Stock Options and
     Common Stock         775,000           $28.1875            $21,845,312       $6,444.37
-----------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on July 21, 1998 as reported on Nasdaq National Market.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                       2.

                   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by Inhale Therapeutic Systems, Inc., a Delaware corporation (the "Company" or the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

     (a) The contents of Registration Statement on Form S-8 No. 33-79630 filed with the Commission on June 1, 1994; and

     (b) The contents of Registration Statement on Form S-8 No. 333-07969 filed with the Commission on July 11, 1996.

                                      EXHIBITS
EXHIBIT
NUMBER

5.1       Opinion of Cooley Godward LLP.
23.1      Consent of Ernst & Young LLP, independent auditors.
23.2      Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
24.1      Power of Attorney.  Reference is made to the signature page.
99.1      Registrant's 1994 Equity Incentive Plan, as amended.



                                       3.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, County of San Mateo, State of California, on the 22nd day of July 1998.

                         INHALE THERAPEUTIC SYSTEMS, INC.

                         By   /s/ ROBERT B. CHESS
                              ------------------------------------------------
                              Robert B. Chess
                              President, Chief Executive Officer and Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Chess and Ajit S. Gill, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

 SIGNATURE                     TITLE                              DATE
      /s/ ROBERT B. CHESS      President, Chief Executive         July 22, 1998
  ---------------------------  Officer and Director (Principal
      Robert B. Chess          Executive Officer)

      /s/ CHRISTIAN O. HENRY   Controller                         July 22, 1998
  ---------------------------  (Principal Financial and
      Christian O. Henry       Accounting Officer)
                                                                  July 22, 1998
      /s/ AJIT S. GILL         Chief Operating Officer and
  ---------------------------  Director
      Ajit S. Gill

                                                                  July 22, 1998
      /s/ TERRY L. OPDENDYK    Chairman of the Board
  ---------------------------
      Terry L. Opdendyk
                                                                  July 22, 1998
      /s/ MARK J. GABRIELSON   Director
  ---------------------------
      Mark J. Gabrielson
                                                                  July 22, 1998
      /s/ JAMES B. GLAVIN      Director
  ---------------------------
      James B. Glavin
                                                                  July 22, 1998
      /s/ JOHN S. PATTON       Director
  ---------------------------
      John S. Patton
                                                                  July 22, 1998
      /s/ MELVIN PERELMAN      Director
  ---------------------------
      Melvin Perelman


                                       4.

                                 INDEX TO EXHIBITS

Exhibit                                                                           Sequentially
Number         Description                                                        Numbered Page

5.1            Opinion of Cooley Godward LLP.

23.1           Consent of Ernst & Young LLP, independent auditors.

23.2           Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1           Power of Attorney.  Reference is made to the signature page.

99.1           Registrant's 1994 Equity Incentive Plan, as amended.


                                       5.